UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2008
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas (Address of principal executive offices)		79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 20, 2008, Basic Energy Services, Inc. (“Basic”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Basic, Grey Wolf, Inc., a Texas corporation (“Grey Wolf”), and Horsepower Holdings, Inc., a Delaware corporation and a subsidiary owned equally by Basic and Grey Wolf (“Holdings”), pursuant to which Basic and Grey Wolf will each merge with and into Holdings, with Holdings continuing as the surviving corporation (the “Mergers”), upon the terms and subject to the conditions of the Merger Agreement.
     Upon completion of the Mergers, the Merger Agreement, which was unanimously approved by Basic’s Board of Directors and the Board of Directors of Grey Wolf, provides that each share of Basic’s common stock will be converted into the right to receive 0.9195 shares of common stock of Holdings (together with the cash in lieu of fractional shares) and cash in an amount equal to $6.70 (the “Basic Merger Consideration”). Pursuant to the Merger Agreement, each share of Grey Wolf’s common stock will be converted into the right to receive 0.2500 shares of Holdings (together with cash in lieu of fractional shares) and cash in an amount equal to $1.82 (the “Grey Wolf Merger Consideration”). Each option to purchase Basic’s common stock and each option to purchase Grey Wolf’s common stock will be assumed by Holdings, with the number of shares and exercise price per share, in each case, adjusted pursuant to the terms of the Merger Agreement. Each share of Basic’s restricted stock and each share of Grey Wolf’s restricted stock will be converted into either (i) the right to receive the Basic Merger Consideration or the Grey Wolf Merger Consideration, respectively, or (ii) at the election of the holder, shares of Holdings common stock pursuant to the adjustment fraction set forth in the Merger Agreement; provided, in either case, that each share of Holdings common stock will be subject to the same vesting and forfeiture provisions to which the shares of Basic’s restricted stock or Grey Wolf’s restricted stock, as the case may be, were subject. Shares of Basic’s restricted stock held by its non-continuing directors and shares of Grey Wolf’s restricted stock held by its non-continuing directors will become immediately vested and no longer subject to risk of forfeiture and will be converted into the right to receive the Basic Merger Consideration or the Grey Wolf Merger Consideration, respectively.
     The Merger Agreement provides that upon completion of the Mergers, the board of directors of Holdings (the “Holdings Board”) will be composed of nine members, five of whom will be appointed by Grey Wolf (the “Grey Wolf Designated Directors”) and four of whom will be appointed by Basic (the “Basic Designated Directors”). The Holdings Board will initially be classified into three classes. Two of the Grey Wolf Designated Directors and one of the Basic Designated Directors will comprise the class of directors of the Holdings Board with terms expiring at the Holdings annual stockholders meeting in 2009. One of the Grey Wolf Designated Directors and two of the Basic Designated Directors will comprise the class of directors of the Holdings Board with terms expiring at the Holdings annual stockholders meeting in 2010. Two of the Grey Wolf Designated Directors and one of the Basic Designated Directors will comprise the class of directors of the Holdings Board with terms expiring at the Holdings annual stockholders meeting in 2011. The Merger Agreement provides that upon completion of the Mergers, Thomas P. Richards, Grey Wolf’s Chairman of the Board, President and Chief Executive Officer, will become Chairman of the Board of Holdings, Kenneth V. Huseman, Basic’s President and Chief Executive Officer, will become Chief Executive Officer of Holdings, and David J. Crowley, Grey Wolf’s Executive Vice President and Chief Operating Officer, will become President and Chief Operating Officer of Holdings. In addition, it is expected that Alan Krenek, Basic’s Chief Financial Officer, will continue as Chief Financial Officer of Holdings.
     Completion of the Merger is conditioned upon, among other things, (i) adoption of the Merger Agreement by the stockholders of both Basic and Grey Wolf, (ii) the receipt of required regulatory approvals, (iii) the arrangements of financings to provide sufficient funds to pay the cash portion of the merger consideration and repay or repurchase any indebtedness required to be repaid upon consummation of the Mergers (either pursuant to the Commitment Letter (as defined below) executed by Grey Wolf on April 20, 2008, or pursuant to an alternative financing on terms mutually acceptable to Basic and Grey Wolf) and (iv) the absence of any material adverse effect with respect to the respective businesses of Basic and Grey Wolf. DLJ Merchant Banking Partners III, L.P. and certain affiliated funds (the “DLJMB Affiliates”) and Grey Wolf have entered into a voting agreement whereby each DLJMB Affiliate has agreed to vote its shares of Basic common stock in favor of the Mergers, subject to certain exceptions, including, among others, if Basic’s board of directors withdraws its recommendation for the Mergers.
     On April 20, 2008, Grey Wolf entered into a commitment letter (the “Commitment Letter”), pursuant to which Goldman Sachs Credit Partners L.P., UBS Loan Finance LLC, and UBS Securities LLC (collectively, the “Commitment Parties”) have committed to provide financing for the Mergers. The Commitment Letter provides for a senior secured term loan facility to Holdings of up to $600 million and a senior secured revolved credit facility to Holdings of up to $325 million (together, the “Bank Facilities”). The Commitment Parties commitments are subject to satisfaction of certain conditions, including (i) no change shall have occurred since December 31, 2007, which has had or could reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) with respect to Grey Wolf, Basic and their respective subsidiaries, taken as a whole, (ii) neither Commitment Party becomes aware after April 20, 2008, that any information with respect to Grey Wolf, Basic or the Mergers and the other transactions contemplated by, and in connection with, the Mergers previously submitted to it was inaccurate or misleading in any material respect, and (iii) each condition set forth in the Term

Sheet and Condition Annex to the Commitment Letter has been satisfied and no covenant or agreement in the Commitment Letter or Bank Facilities fee letter is not complied with.
     The Merger Agreement contains customary representations, warranties and covenants and other customary conditions. Investors are cautioned that the representations, warranties and covenants included in the Merger Agreement were made by Basic and Grey Wolf to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of the agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between Basic and Grey Wolf, rather than to establish matters as facts.
     The Merger Agreement contains certain termination rights for both Grey Wolf and Basic, including, among others, if board of directors of Basic or Grey Wolf changes its recommendation to its stockholders. Upon termination of the Merger Agreement under certain specified circumstances, one party will be required to pay the other party a termination fee of $30 million. In addition, Basic or Grey Wolf may terminate the Merger Agreement if the Mergers are not completed by November 30, 2008 and under certain other circumstances.
     The Merger Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Mergers, not to provide any other factual information regarding Basic, Grey Wolf, their respective businesses or the actual conduct of their respective businesses during the period prior to the consummation of the Mergers. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Basic, Grey Wolf or any other person. Furthermore, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Basic and Grey Wolf, because either party may take certain actions that are either expressly permitted in the disclosure schedules to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement provides further information regarding the terms of the Mergers.
     In connection with the Merger Agreement, Kenneth V. Huseman and Alan Krenek entered into letter agreements with Basic waiving certain conditions relating to “Good Reason” for termination under their current employment agreements. Upon completion of the Mergers, Messrs. Huseman and Krenek would have been entitled to terminate their employment with Basic pursuant to their employment agreements and trigger certain payments as outlined in such employment agreements, but pursuant to the letter agreements, have waived such rights. The foregoing description of the letter agreements does not purport to be complete and is qualified in its entirety by reference to the letter agreements, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 8.01 Other Events
     On April 21, 2008, Grey Wolf and Basic announced the signing of a definitive merger agreement providing for the acquisition by merger of Basic and Grey Wolf as described in Item 1.01 above. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Forward Looking Statements and Additional Information
     Basic may make statements herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Basic expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by stockholders and regulatory agencies, the possibility that the anticipated benefits from the proposed mergers cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by Grey Wolf, Inc. (“Grey Wolf”) and Basic Energy Services, Inc. (“Basic Energy Services”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, Basic does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
     In connection with the proposed mergers, a registration statement of Horsepower Holdings, Inc. (“Holdings”), which will include proxy statements of Basic Energy Services and Grey Wolf and other materials, will be filed with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BASIC ENERGY SERVICES, GREY WOLF, HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Basic Energy Services and Grey Wolf, without charge, at the SEC’s web site at www.sec.gov, Basic Energy Services’ web site at www.basicenergyservices.com, and Grey Wolf’s web site at www.gwdrilling.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Basic Energy Services, Inc., 432-620-5510 or to Investor Relations, Grey Wolf, Inc., 713-435-6100.
Participants in the Solicitation
     Basic Energy Services and Grey Wolf and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the mergers. Information about these persons can be found Grey Wolf’s proxy statement relating to its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning beneficial ownership of Basic Energy Services stock by its directors and certain of its executive officers is included in its proxy statement dated April 5, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
     (d)      Exhibits.

2.1	Agreement and Plan of Merger, by and among Basic Energy Services, Inc., Grey Wolf, Inc. and Horsepower Holdings, Inc., dated as of April 20, 2008

10.1	Letter Agreement, by and between Kenneth V. Huseman and Basic Energy Services, Inc., dated as of April 20, 2008.

10.2	Letter Agreement, by and between Alan Krenek and Basic Energy Services, Inc., dated as of April 20, 2008.

99.1	Joint press release dated April 21, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: April 21, 2008	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Basic Energy Services, Inc., Grey Wolf, Inc. and Horsepower Holdings, Inc., dated as of April 20, 2008

10.1	Letter Agreement, by and between Kenneth V. Huseman and Basic Energy Services, Inc., dated as of April 20, 2008.

10.2	Letter Agreement, by and between Alan Krenek and Basic Energy Services, Inc., dated as of April 20, 2008.

99.1	Joint press release dated April 21, 2008